23. SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2018
Subsequent Events
SUBSEQUENT EVENTS

Sale of Dock Sud storage terminal

On March 6, 2019, the Company entered into an agreement with Raízen Argentina, licensee of Shell brand, for the sale of the Dock Sud storage terminal, with a tank park totaling 228 thousand m3 of installed capacity.

The sale price amounts to U$S 19.5 million plus U$S 1.4 million in products, subject to certain price adjustments and the closing is subject to the meeting of precedent conditions as usual for this type of transactions.

New compensation scheme for generation segment

On March 1, 2019, Res. SRRYME N° 1/19 was published in the BO, abrogating remuneration scheme under Res. SEE No. 19/17. The new remuneration regime is denominated in U$S and is applicable as from March 1, 2019. The following are the main changes:

i.	Thermal generators’ power remuneration that declare guaranteed availability of power offered (DIGO) is reduced to U$S 5,500 /MW-month for the periods between March to May (autumn) and September to November (spring);
ii.	A coefficient derived from the average utilization factor of the last twelve months of the unit is applied to thermal generator’s power remuneration: to receive 100% of the power payment, a minimum of 70% of the utilization power factor is required; between 30% and 70% of utilization, a percentage is received depending on it; and if the utilization factor is lower than 30%, the resulting coefficient is 0.70; and
iii.	Operation and maintenance remuneration is reduced to U$S 4 / MWh for energy generated with gas and U$S 7 / MWh for energy generated with fuel oil or gas oil, and energy operated remuneration is reduced to U$S 1.4 / MWh.

New Company Share Repurchase Program (the “Program”)

In view of the fact that the Company’s share price does not reflect either the value or the economic reality its assets currently or potentially have, this being detrimental to the interests of the Company’s shareholders, and taking into consideration the Company’s strong cash position and fund availability, on March 27, 2019, the Company’s Board of Directors approved the repurchase of portfolio shares for up to U$S 100 million for an initial term of 120 calendar days. Under the program, portfolio shares may not exceed, as a whole, the limit of 10% of the capital stock, and may be purchased for a maximum price of U$S 1.04 per common share and U$S 26 per ADR.

Optional Tax revaluation adoption

On March 27, 2019, Pampa and CPB, based on their assessment of the international context and the evolution of financial variables (including inflation rate), have decided to exercise the tax revaluation option. As a result, Pampa and CPB have to pay a principal amount of $ 1,495 million plus interest for an amount of $45 million in five monthly installments as special tax on the revaluation. The first installment of $ 299 million was paid on March 28, 2019.

Furthermore, Pampa and CPB must withdraw any tax claim or petition related to the application of inflation adjustment in the income tax (see Note 11.6 and Note 15.7).

Pampa and CPB are currently calculating the impact of the tax revaluation of assets in the deferred tax liabilities as well as the impact of the increased depreciations in the income tax.